                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

                                 July 14, 1998
                                (June 30, 1998)

                                Date of Report
                       (Date of Earliest Event Reported)


                      SHARED MEDICAL SYSTEMS CORPORATION
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        0-7416                           23-1704148
------------------------       ------------------------       ---------------------------------
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)


    51 Valley Stream Parkway, Malvern, Pennsylvania                          19355
    -----------------------------------------------                       ----------
       (Address of Principal Executive Offices)                           (Zip Code)

                                         (610) 219-6300
                      ----------------------------------------------------
                      (Registrant's telephone number, including area code)
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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On June 30, 1998, the Registrant issued 130,081 shares of its Common Stock to the shareholders of DP Informatica Srl ("DPI"), an Italian corporation, as consideration for the Registrant's acquisition of DPI. An exemption from the registration requirements of the Securities Act of 1933, as amended, was claimed under Regulation S.


                              * * * * * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SHARED MEDICAL SYSTEMS CORPORATION
                                              (Registrant)

Date: July 14, 1998                By: /s/ Terrence W. Kyle
                                      ------------------------------------------
                                      Terrence W. Kyle,
                                      Senior Vice President
                                      Chief Financial Officer
                                      Treasurer and Assistant Secretary